Table 1
                               MOBIL CORPORATION

                       Third Quarter       Nine Months
                    __________________  __________________
INCOME  ($MM         1997  1998     Incr/    1997  1998      Incr/
                                   (Decr)                  (Decr)
                    -----  -----     -----   -----  -----     -----
Petroleum Operations
E&P: United States   160     9      (151)      511   133      (378)
     International   313   147      (166)    1,114   648      (466)
                     ---   ---      ----      ----- ----      ----
Total Exploration
& Producing          473   156      (317)    1,625   781      (844)

M&R: United States   230   179       (51)      382   459        77
International        116   183        67       496   622       126
                     ---   ---      ----      ----  ----      ----
Total Marketing
& Refining           346   362        16       878 1,081       203
                     ---   ---      ----      ---- -----      ----
Total Petroleum      819   518      (301)    2,503 1,862      (641)

Chemical             155    41      (114)      331   166      (165)
Corporate and
Financing a          (82)  (50)       32     (266)  (172)       94
                     ---   ---      ----     ----- -----      ----
  Net Income         892   509      (383)   2,568  1,856      (712)
  ==========         ===   ===      ====    =====  =====       ====

COMMON SHARES OUTSTANDING (MM)

End of Period        ...  ...    ...        784.9   772.1 (b) (12.8)
Average            785.8 780.7(b)   (5.1)   787.0   781.5 (b)  (5.5)
Average -- Assuming
  Diluti on        816.0 808.4(b)   (7.6)   815.8   809.7 (b)  (6.1)

NET INCOME PER
COMMON SHARE ($)(c) 1.12 0.64      (0.48)    3.21    2.33     (0.88)
AssumingDilution(d) 1.09 0.63      (0.46)    3.15    2.28     (0.87)

DIVIDENDS
Common Stock
Total Paid ($MM)     416  446         30    1,251   1,337        86
Per Share ($ )      0.53 0.57       0.04     1.59    1.71      0.12

Preferred Stock       13   13        ...       39      38       (1)
         ($MM)
  (a)     Includes corporate administrative expenses, net financing expense and other items.
  (b)     Affected by net share repurchases and a required change in accounting for shares held in a supplemental retirement trust.

  (c) The net income per common share calculation is based on income,less preferred stock dividend requirements, divided by the weighted average number of common shares outstanding.

  (d) Net income per common share assuming dilution includes the dilutive effects of stock options and convertible preferred stock.

                                                   Table 2
                         MOBIL CORPORATION

                      Third Quarter              Nine Months
                    __________________      __________________
INCOME ADJUSTED FO   1997   1998  Incr/       1997 1998    Incr/
SPECIAL ITEMS ($MM)                (Decr)                  (Decr)
                    -----  -----   ------    ----- -----     ------
Petroleum Operations
E&P: United States   123     38     (85)      474   162      (312)
     International   317     92    (225)    1,118   593      (525)
                     ----  ----    -----    ------  ----      -----
   Total Exploration
   & Producing      440    130    (310)    1,592   755       (837)

M&R: United States  240    179     (61)      392   459         67
    International   209    197     (12)      627   659         32
                    ---    ---     ----      ---- ----       ----
    Total Marketing
    & Refining      449    376     (73)    1,019 1,118         99
                    ---    ---     ----      ---- ----       ----
Total Petroleum     889    506    (383)    2,611 1,873       (738)

  Chemical          102     41     (61)      278   166       (112)
  Corporate and
    Financing(a)    (84)   (50)     34      (268) (172)        96
                    ---    ---     ----     ----- -----      ----
Operating Earnings
(Before
Special Items)      907    497    (410)     2,621 1,867      (754)

Special Items      (15)     12      27       (53)  (11)        42
                    ---    ---    ----      -----  -----     -----
  Net Income        892    509    (383)     2,568 1,856      (712)
  ==========       ===     ===    ====      ===== =====     =====


EARNINGS PER COMMON SHARE ($)
BASED ON:

Operating Earnings
(Before Special
Items) (b)         1.14   0.62    (0.52)      3.28  2.34     (0.94)
Assuming Dilution  1.11   0.61    (0 50)      3.21  2.30     (0.91)
(c)

Net Income (b)     1.12   0.64    (0.48)      3.21  2.33     (0.88)
Assuming Dilution  1.09   0.63    (0.46)      3.15  2.28     (0.87)
(c)
  (a)     Includes corporate administrative expenses, net financing expense and other items.

  (b) The earnings per common share calculation is based on income, less preferred stock dividend requirements, divided by the weighted average number of common shares outstanding.

  (c) Earnings per common share assuming dilution includes the dilutive effects of stock options and convertible preferred stock.

                                                  Table 3

                           MOBIL CORPORATION

                       1997 by Quarter and Year           1998
                    ____________________________      ____________
  SPECIAL ITEMS
  AFFECTING INCOME ($MM) 1Q   2Q   3Q    4Q   Year         1Q   2Q   3Q
                        ---  ---  ---   ---  ----         --   --    --
  E&P United States
   Asset Sales           -    -     53     -    53        -     -      -
   Federal Royalty
      Settlement         -    -     -      -     -        -     -    (29)
   Litigation            -    -    (12)    -   (12)       -     -      -
   Employee Performance
      Award              -    -     (4)    -    (4)       -     -      -

  E&P International
   Asset Sales           -    -     -     41    41        -    -      55
   Employee Performance
      Award              -    -     (4)    -    (4)       -    -       -

  M&R United States
   Asset Impairment      -    -     -    (18)  (18)       -    -       -
   LIFO/Other Inv. Adj.  -    -     -      8     8        -    -       -
   Employee Performance
      Award              -    -    (10)    -   (10)       -    -       -

  M&R International
   LIFO/Other Inv. Adj.  -    -     -     12    12        -    -       -
   Restructuring       (18) (20)  (72)  (148) (258)     (10 )(13)    (14)
   Employee Performance
      Award              -        (21)     -   (21)       -    -       -

  Chemical
   Asset Sales           -    -    48      -    48        -    -       -
   Litigation            -    -    10      -    10        -    -       -
   Employee Performance
     Award               -    -    (5)     -    (5)       -    -       -

  Corporate and Financing
   Asset Sales           -    -     39     -    39        -    -       -
   Litigation            -    -    (31)    -   (31)       -    -       -
   Employee Performance
     Award               -    -     (6)    -    (6)       -    -       -
                       ---  ---    ---- ----   --  --   ---  ---     ---

Total Special Items   (18)  (20)   (15) (105)  (158)   (10) (13)      12
                       ===  ===    ===  ====    ====   ===  ===      ===


                                                  Table 4
                              MOBIL CORPORATION

                         Third Quarter            Nine Months
                    __________________________   ___________________
INVESTMENT
SPENDING ($MM)          1997      1998     Incr/     1997    1998  Incr/
                                          (Decr)                   (Decr)
                      ------   ------    -------   ------   ------  ------
Capital and Explor.
Expenditures
Petroleum Operations
Exploration & Producing
     United States        117        89     (28)      325     361     36
      International       714       793      79     1,809   2,059    250
                       ------    ------    -----    ------   ------   ------
      Total E&P           831       882      51     2,134   2,420    286
                        ------   ------    -----    ------  ------   ------
    Marketing & Refining
      United States        72        95      23       224     258     34
      International       107        85     (22)      351     198   (153)
                        ------   ------    -----    ------   ------ ------
      Total M&R           179       180       1       575     456   (119)
                        ------   ------    -----    ------   ------  ------

  Total Petroleum       1,010     1,062      52     2,709   2,876    167
  Chemical                 86        92       6       210     188    (22)
  Other                     7        44      37        38     142    104
                        ------   ------    -----    ------   ------   ------
  Total Capital and
  Exploration
   Expenditures         1,103     1,198      95     2,957   3,206    249
  Cash Investments in
   Equity Companies        42       23      193       480     587    107
                       ------   ------    -----    ------   ------   ------
  Total Investment
   Spending             1,145    1,433      288     3,437   3,793    356
                       ======   ======    =====    ======   ======  ======
Memo:  Exploration
expenses
charged to income,
included above
United States              12       44       32        28      93     65
      International        93      141       48       234     263     29
                       ------   ------    -----    ------   ------   ------
  Total Exploration
   Expenses               105      185       80       262     356     94
                       ======   ======    =====    ======   ======   ======
  ========================================================================

  OTHER FINANCIAL DATA
  ($MM)
  Total Revenues       16,397   13,634   (2,763)   49,332  40,497  (8,835)

 Depreciation,
 Depletion,
 and Amortization         590      633       43     1,848   1,853       5

 Income Taxes             770      331     (439)    2,372   1,252  (1,120)

  AVERAGE U.S. PRICES
  Crude($/BBL)--Mobil   16.83    11.44    (5.39)    17.29   12.15   (5.14)
  Crude($/BBL)--
             Mobil+Aera 15.93    10.49    (5.44)    16.77   10.86   (5.91)
  NGL  ($/BBL)          11.78     7.60    (4.18)    12.27    8.58   (3.69)
  Natural Gas ($/MCF)    2.06     1.84    (0.22)     2.25    1.99   (0.26)

  AVERAGE  INT'L.
   PRICES
  Crude  ($/BBL)        18.38    12.07    (6.31)    19.12   12.78   (6.34)
  Natural Gas ($/MCF)    2.53     1.95    (0.58)     2.75    2.18   (0.57)


                                                       Table 5

                              MOBIL CORPORATION


                        Third Quarter             Nine Months
                    ______________________________________________
                     1997     1998    Incr/     1997      1998   Incr/
OPERATING HIGHLIGHTS                  (Decr)                     (Decr)
                     ----     ----    -----     ----      ----   -----
NET PRODUCTION OF
LIQUIDS
     (TBD)

    United States     246      236     (10)      243      239     (4)
    Australia          54       42     (12)       38       38     --
    Canada             49       77      28        46       67     21
    Equatorial Guinea  39       50      11        32       48     16
    Indonesia          44       35      (9)       49       40     (9)
    Kazakhstan         35       44       9        37       43      6
    Nigeria           253      244      (9)      249      242     (7)
    Norway             75       64     (11)       78       73     (5)
    United Kingdom     72       56     (16)       74       60    (14)
    Middle East/Other  71       73       2        70       70     --
                   ------    -----    -----    -----    -----   -----

 Total Internat'l     692      685      (7)      673      681      8
                   ------    -----    -----    -----    -----   -----

    Worldwide         938      921     (17)      916      920      4
                   ======    =====    =====    =====    =====   =====

NET PRODUCTION
OF NATURAL
GAS (MMCFD)
United States       1,124    1,091     (33)    1,156    1,111    (45)
    Canada            376      435      59       374      442     68
    Germany           348      357       9       447      437    (10)
    Indonesia       1,568    1,524     (44)    1,585    1,420   (165)
    United Kgdom.     515      360    (155)      659      565    (94)
    Other             285      359      74       299      362     63
                    -----    -----    -----    -----    -----   -----

Total
International       3,092    3,035     (57)    3,364    3,226   (138)
                    -----    -----    -----    -----    -----   -----

    Worldwide       4,216    4,126     (90)    4,520    4,337   (183)
                    =====    =====    =====    =====    =====   =====

 TOTAL NET
PRODUCTION(TBDOE)   1,702    1,669     (33)    1,735    1,706    (29)
                    =====    =====    =====    =====    =====   =====

                                                       Table 6

                              MOBIL CORPORATION


                         Third Quarter            Nine Months
                    _________________________________________________

                    1997       1998     Incr/      1997      1998  Incr/
OPERAT. HIGHLIGHTS                     (Decr)                     (Decr)
                    ------    ------    ------    ------    ------  ------
REFINERY RUNS (TBD)
 United States (a)  1,009       869     (140)       950       903    (47)
      Europe (b)      380(c)    358      (22)       377       365    (12)
      Asia-Pacific    704       700       (4)       658       724     66
      All Other       190       186       (4)       186       170    (16)
                    -----     -----     -----     -----     -----    -----

      Worldwide     2,283     2,113     (170)     2,171     2,162     (9)
                    -----     -----     -----     -----     -----    -----

PETROLEUM PRODUCT
SALES (d)
(TBD)
United States
Automotive Gasoline
  Sales to Trade      584       619       35        567       596      29
  Supply/Other Sales  280       256      (24)       256       229     (27)
                    -----     -----     -----     -----      -----   ----
  Total Automotive
Sales                 864       875       11        823       825       2
Distillates/Jet Fuel  338       326      (12)       359       344     (15)
  ther                265       285       20        242       265      23
                    -----     -----     -----     -----     -----   -----
Total United States 1,467     1,486       19      1,424     1,434      10
    Europe (b)        702       691      (11)       698       672     (26)
    Asia-Pacific      806       815        9        811       828      17
    All Other         458       495       37        401       460      59
                    -----     -----     -----     -----     -----    -----

Total International 1,966     2,001       35      1,910     1,960      50
                    -----     -----     -----     -----     -----    -----

   Worldwide        3,433     3,487       54      3,334     3,394      60
                    -----     -----     -----     -----     -----    -----

 CHEMICAL SALES
 (MM LBS)
 Worldwide
 Polyethylene Resin   722       719       (3)     2,098     2,125      27
 Worldwide Paraxylene 492       438      (54)     1,175     1,383     208

CHEMICAL SALES BY
PRODUCT
CATEGORY ($MM)
 Petrochemicals       574       370     (204)     1,625     1,261    (364)
 Films Products       163       163       --        548       502     (46)
 Chemical Products     32        35        3        100       114      14
                    -----     -----     -----     -----     -----   -----

  Total               769       568     (201)     2,273     1,877    (396)
                    =====     =====     =====     =====     =====    =====

  (a) 1998 reflects reduced volumes due to Mobil's 50% interest in the Chalmette joint venture.

  (b)     Includes Mobil's share for the M&R alliance with BP in Europe.
  (c)     Third quarter, 1997 refinery runs reflect a downward restatement.
  (d)     Includes trade and supply sales.